October 4, 2013

Supplement

SUPPLEMENT DATED OCTOBER 4, 2013 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL INFRASTRUCTURE PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2013

The Board of Trustees (the "Board") of Morgan Stanley Variable Investment Series (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Global Infrastructure Portfolio (the "Portfolio") and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to UIF Global Infrastructure and shareholders of the Portfolio would become shareholders of UIF Global Infrastructure, receiving shares of UIF Global Infrastructure equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of UIF Global Infrastructure that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the first quarter of 2014. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning UIF Global Infrastructure is expected to be distributed to shareholders of the Portfolio during the first quarter of 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.